UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2005

Commission File Number:	1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)

(212) 757- 3300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

ITEM 1.01
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2005, the Compensation Committee of the Board of Directors of the Company determined to award cash bonuses in respect of the year 2004 to Louis J. Cappelli, Chairman of the Board and Chief Executive Officer, in the amount of $825,000, and to John C. Millman, President, in the amount of $350,000, under the Company’s Key Executive Incentive Bonus Plan.

ITEM 7.01
REGULATION FD DISCLOSURE

On June 16, 2005 the Company issued a press release announcing that the Board of Directors has increased the Company’s authority to repurchase Common Shares by an additional 800,000 shares. The press release is included as Exhibit 99.1.

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1       Press release dated June 16, 2005 (furnished pursuant to Item 7.01)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	June 17, 2005
By:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN
Executive Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release dated June 16, 2005